UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       February 24, 2003
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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



Item 5.           Other Events

     On February 24, 2003, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Reports February Comparable Sales." The release contained the following information.



                                                           FOR IMMEDIATE RELEASE


Contact:  Carol DiRaimo,
          Executive Director of Investor Relations
          (913) 967-4109

           Applebee's International Reports February Comparable Sales

Overland Park, Kan., February 24, 2003 -- Applebee's International, Inc. (Nasdaq:APPB) today reported comparable sales for the four-week period ended February 23, 2003.

Comparable sales for company restaurants increased 3.4 percent, including the 21 franchise restaurants in Washington, D.C. acquired in November 2002. Excluding the acquired restaurants, comparable sales for company restaurants increased 3.9 percent, reflecting an increase in guest traffic in excess of 2 percent, combined with a higher average check. System-wide comparable sales increased 2.1 percent for the February period, and comparable sales for franchise restaurants increased 1.7 percent.

The severe winter weather experienced over the President's Day weekend across portions of 23 states in the Mid-Atlantic, Northeast and Midwest affected approximately 40 percent of the restaurants in the Applebee's system. The negative impact of the weather on February system-wide comparable sales is estimated to be between 1.5 and 2.0 percent. Excluding the President's Day weekend, system-wide comparable sales for the month were well above the company's full-year guidance of at least 3 percent.

Comparable sales for company restaurants for the quarter-to-date period (eight weeks) have increased 3.8 percent, with system-wide and franchise comparable sales up 2.7 percent and 2.3 percent, respectively.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. As of February 23, 2003, there were 1,507 Applebee's restaurants operating system-wide in 49 states and nine international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


                                      # # #

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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:     February 24, 2003                 By: /s/  Steven K. Lumpkin
         ---------------------                 ------------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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